Cove Street Capital Small Cap Value Fund Summary Prospectus January 28, 2015 Investor Class Shares – (CSCSX) Institutional Class Shares – (CSCAX)

Before you invest, you may want to review the Cove Street Capital Small Cap Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://covestreetfunds.com/Forms.aspx.  You can also get this information at no cost by calling the Fund (toll-free) at (866)-497-0097 or by sending an e-mail request to questions@covestreetfunds.com.

Investment Objective
The Cove Street Capital Small Cap Value Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fee	0.25%	0.00%
Other Expenses	0.49%	0.49%
Acquired Fund Fees and Expenses (“AFFE”)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.60%	1.35%
Expense (Reimbursement)/Recoupment (1)	0.05%	0.05%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment (1)(2)	1.65%	1.40%

(1)
Cove Street Capital, LLC (the “Adviser” or “Cove Street”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.69% of the average daily net assets of the Investor Class and 1.44% of the average daily net assets of the Institutional Class. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least May 31, 2016.

(2)
The Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment does not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation and any recoupment for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$168	$510	$876	$1,904
Institutional Class	$143	$433	$744	$1,628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the fiscal year ended September 30, 2014, the Fund’s portfolio turnover rate was 77% of its average portfolio value.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a limited number of equity securities of small capitalization companies.  The equity securities in which the Fund invests include common and preferred stocks.  The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, in the range of $50 million to $5 billion.  Although the Fund will invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 20% of its assets in the securities of foreign companies, including common and preferred stocks.  The Fund’s investment strategy involves a value-oriented focus on preservation of capital over the long term using a “bottom-up” approach.

At the Adviser’s discretion, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) to retain flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Such investments may result in the Fund not achieving its investment objective.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests.

Small-Cap Companies Risk.  Investing in securities of small-sized companies, may involve greater volatility than investing in larger and more established companies.  The securities of small-sized companies may have greater price volatility and less liquidity than the securities of larger companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Concentration Risk.  The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce the Fund’s diversification and result in increased volatility.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Foreign Securities Risk.  Investments in securities issued by foreign companies involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social, and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2014.  Figures shown in the bar chart are for the Fund’s Institutional Class shares, which do not have sales charges.  Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart.  The performance table that follows shows the Fund’s average return over time compared with broad-based market indices.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance information is available at www.covestreetfunds.com or by calling (866) 497-0097.

Best Quarter	Worst Quarter
Q2 2009 33.09%	Q4 2008 (26.42%)

Average Annual Total Returns for the periods ended December 31, 2014(1)
	One Year	Five Years	Ten Years	Since Inception (9/30/1998)
Institutional Class Shares(2)
Return Before Taxes	0.45%	16.46%	6.14%	11.57%
Return After Taxes on Distributions	(2.83)%	15.27%	5.09%	10.64%
Return After Taxes on Distributions and Sale of Fund Shares	1.49%	13.12%	4.71%	9.73%
Investor Class Shares
Return Before Taxes	0.19%	16.25%	6.00%	11.43%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.89%	15.55%	7.77%	9.07%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.22%	14.26%	6.89%	9.89%
(1)
The CSC Small Cap Value Fund, a series of CNI Charter Funds, (the “Predecessor Fund”) transferred into the Fund in a tax-free reorganization on January 23, 2012.  Performance information shown includes the performance of the Predecessor Fund for periods prior to January 23, 2012.

(2)
The Institutional Class shares of the Fund commenced operations on October 3, 2001.  The performance results above for the Institutional Class shares reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  The performance of the Investor Class will vary from the after-tax returns shown above for the Institutional Class shares as a result of the Investor Class shares’ higher Rule 12b-1 fees and expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Cove Street Capital, LLC is the Fund’s investment adviser.

Portfolio Manager
Jeffrey Bronchick, Chief Executive Officer and Chief Investment Officer of the Adviser since July 2011, is the portfolio manager responsible for the day-to-day management of the Fund.  He has managed the Fund since September 30, 1998, through the Fund’s predecessors.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Cove Street Capital Small Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at (866) 497-0097, or through a financial intermediary.  The minimum initial and subsequent investment amounts for each share class are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$1,000	$10,000
Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.